                                   SBL FUND
                                   PROSPECTUS
                                   OCTOBER 27, 1999

                                   *  Series I (International Series)
                                   *  Series O (Equity Income Series)




                                   ---------------------------------------------
                                   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
                                   ---------------------------------------------

                                TABLE OF CONTENTS

SERIES' OBJECTIVES..........................................................   2
  Series I (International Series)...........................................   2
  Series O (Equity Income Series) .........................................    2
SERIES' PRINCIPAL INVESTMENT STRATEGIES.....................................   2
  Series I (International Series)...........................................   2
  Series O (Equity Income Series) ..........................................   2
MAIN RISKS..................................................................   3
  Market Risk...............................................................   3
  Smaller Companies.........................................................   3
  Value Stocks..............................................................   3
  Growth Stocks.............................................................   3
  Foreign Securities........................................................   3
  Emerging Markets..........................................................   4
  Options and Futures.......................................................   4
  Interest Rate Risk........................................................   4
  Credit Risk...............................................................   4
  Restricted Securities.....................................................   4
  High Yield Securities.....................................................   4
  Investment Companies......................................................   5
  Additional Information....................................................   5
PAST PERFORMANCE............................................................   5
INVESTMENT MANAGER..........................................................   5
  Management Fees...........................................................   6
  Portfolio Managers........................................................   6
  Year 2000 Compliance......................................................   7
PURCHASE AND REDEMPTION OF SHARES...........................................   7
DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS.........................   8
DETERMINATION OF NET ASSET VALUE............................................   8
GENERAL INFORMATION.........................................................   8
  Contractowner Inquiries...................................................   8
INVESTMENT POLICIES AND MANAGEMENT PRACTICES................................   8
  Convertible Securities and Warrants.......................................   8
  Foreign Securities........................................................   9
  Emerging Markets..........................................................   9
  Smaller Companies.........................................................   9
  Restricted Securities.....................................................   9
  Lower Rate Debt Securities................................................   9
  Futures and Options.......................................................  10
  Hybrid Instruments........................................................  10
  When-Issued Securities and Forward Commitment Contracts...................  10
  Cash Reserves.............................................................  10
  Shares of Other Investment Companies......................................  10
  Borrowing.................................................................  10
FINANCIAL HIGHLIGHTS........................................................  11

SERIES' OBJECTIVES

Described below are the investment objectives for each of the Series. SBL Fund's Board of Directors may change the investment objectives without shareholder approval.

As with any investment, there can be no guarantee that the Series will achieve their objectives.

SERIES I (INTERNATIONAL SERIES) -- Series I seeks long-term capital appreciation by investing primarily in non-U.S. equity securities and other securities with equity characteristics.

SERIES O (EQUITY INCOME SERIES) -- Series O seeks to provide substantial dividend income and also capital appreciation.

SERIES' PRINCIPAL INVESTMENT STRATEGIES

SERIES I (INTERNATIONAL SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its assets in equity securities of foreign issuers. These issuers are primarily established companies based in developed countries outside of the United States. However, the Series may also invest in securities of issuers based in underdeveloped countries. Investments in these countries will be based on what the Sub-Adviser, Bankers Trust Company, believes to be an acceptable degree of risk in anticipation of superior returns. The Series will at all times be invested in the securities of issuers based in at least three countries other than the United States.

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EQUITY  SECURITIES  include  common  stock,  preferred  stock,  trust or limited
partnership   interests,   rights  and  warrants  and   convertible   securities
(consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock).
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The Series'  investments will generally be diversified among several  geographic regions and countries. Bankers Trust uses the following criteria to determine the appropriate distribution of investments among various countries and regions:

*  The prospects for relative growth among foreign countries

*  Expected levels of inflation

*  Government policies influencing business conditions

*  The outlook for currency relationships

*  The range of alternative opportunities available to international investors

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will identify individual investments for the Series. Criteria for selection of individual securities include:

*  The issuer's competitive position

*  Prospects for growth

*  Management strength

*  Earnings quality

*  Underlying asset value

*  Relative market value

*  Overall marketability

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, Bankers Trust may choose to invest only at the market level through use of options or futures based upon an established index of securities of locally based issuers. Similarly, country exposure may also be achieved through investments in other registered investment companies.

Under adverse market conditions, the Series could invest some or all of its assets in cash or money market securities. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

SERIES O (EQUITY INCOME SERIES) -- The Series pursues its objective by investing, under normal circumstances, at least 65% of its total assets in the common stocks of well-established companies paying above-average dividends.

The Sub-Adviser, T. Rowe Price, typically employs a value-oriented strategy in selecting investments for the Series. T. Rowe Price identifies companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with the following:

*  An established operating history

*  Above-average dividend yield relative to the S&P 500 Index

*  Low price/earnings ratio relative to the S&P 500 Index

*  A sound balance sheet and other financial characteristics

* Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

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PRICE/EARNINGS RATIO ("P/E") is the price of a stock divided by its earnings per share. The price/earnings ratio gives investors an idea of how much they are paying for a company's earning power. High P/E stocks are typically young, fast-growing companies. Low P/E stocks tend to be in low-growth or mature industries, in stock groups that have fallen out of favor, or in old, established, blue-chip companies with long records of earnings stability and regular dividends. Generally, low P/E stocks have higher yields than high P/E stocks, which often pay no dividends at all.
--------------------------------------------------------------------------------

While most of the Series' assets will be invested in U.S. common stocks, T. Rowe Price may also invest in other securities, including foreign securities, debt securities, futures and options, in maintaining the Series' objective.

Under adverse market conditions the Series could invest some or all of its assets in money market securities, including repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

MAIN RISKS

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Your  investment  in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Series will go up and down, which means investors could lose money.
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MARKET RISK -- While stocks have historically been a leading choice of long-term investors, they fluctuate in price. Their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information here or abroad. By virtue of their investment strategies to invest in stocks, each Series is particularly susceptible to market risk.

SMALLER COMPANIES -- While potentially offering greater opportunities for capital growth than larger, more established companies, the securities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Securities of smaller companies may present additional risks because their earnings are less predictable, their share prices tend to be more volatile and their securities often are less liquid than larger, more established companies, among other reasons.

VALUE STOCKS -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds. Series O in particular offers the potential rewards, and risks, of a value-oriented investment strategy.

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VALUE-ORIENTED   STOCKS  are  stocks  of  companies  that  are  believed  to  be undervalued in terms of price or other financial measurements and that have above average growth potential.
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GROWTH  STOCKS -- While  potentially  offering  greater  or more  rapid  capital appreciation potential than value stocks, investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

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GROWTH-ORIENTED STOCKS are stocks of established companies that typically have a record of consistent earnings growth.
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FOREIGN  SECURITIES -- Series I and, to a lesser extent,  Series O may invest in foreign securities and/or American Depositary Receipts (ADRs). Investing in foreign securities involves additional risks such as currency fluctuations, differences in financial reporting standards, a lack of adequate company information and political or economic instability. The risks may be particularly acute in underdeveloped capital markets.

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AMERICAN DEPOSITARY RECEIPTS (ADRS) are U.S.  dollar-denominated receipts issued generally by U.S. banks, which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter.
--------------------------------------------------------------------------------

RISKS OF CONVERSION TO EURO. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to provide some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Series operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

* issuers in which the Series invest, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

*  vendors  the  Series  depend  on to carry  out  their  business,  such as the custodian bank (which holds the foreign securities the Series buy), the Investment Manager (which prices the Series' investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If the vendors are not prepared, there could be delays in settlements and additional costs to the Series.

* exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Series' contracts could pose extra costs to the Series.

The Investment Manager has upgraded its computer and bookkeeping systems to deal with the conversion. Each Series' custodian bank has advised the Investment Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The possible effect of these factors on the Series' investments cannot be determined with certainty at this time, but they may reduce the value of some of the Series' holdings and increase its operational costs.

EMERGING MARKETS -- Series I may invest in securities of developing countries or emerging markets. All of the risks of investing in foreign securities are heightened by investing in developing countries and emerging markets. The markets of developing countries historically have been more volatile than the markets of developed countries with mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

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An EMERGING MARKET FOREIGN COUNTRY  consists of all countries  determined by the
Sub-Adviser to have developing or emerging economies and markets. The definition of "emerging market foreign country" may change over time as a result of developments in national or regional economies and capital markets.
--------------------------------------------------------------------------------

OPTIONS AND FUTURES -- Each Series may invest some of its assets in options and futures. These practices are used primarily to hedge a Series' portfolio or gain exposure to a market without buying individual securities. There is the risk that such practices sometimes may reduce returns or increase volatility. These practices also entail transactional expenses.

INTEREST RATE RISK -- Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series' securities, and share price, to decline. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average maturity of the bonds in a Series, the more a Series' share price will fluctuate in response to interest rate changes.

CREDIT RISK -- It is possible that some issuers of fixed-income securities will not make payments on debt securities held by a Series, or there could be defaults on repurchase agreements held by a Series. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Series. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Series to sell.

RESTRICTED SECURITIES -- The Series may invest in securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Since the market for restricted securities is limited to certain qualified institutional investors, the liquidity of these securities may be limited, and a Series may, from time to time, hold a security that is illiquid.

HIGH YIELD SECURITIES -- The Series may invest in higher yielding, high risk debt securities. These investments may present additional risk because these securities may be less liquid than investment grade bonds and they tend to be more susceptible to high interest rates and to real or perceived adverse economic and competitive industry conditions. High yield securities are subject to more credit risk than higher quality securities.

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HIGH YIELD  SECURITIES are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of BB or lower by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Ba or lower by Moody's Investors Service. These securities are more volatile and normally pay higher yields than investment grade securities.

INVESTMENT GRADE SECURITIES are debt securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation and Fitch Investors Service, Inc. or Baa, A, Aa or Aaa by Moody's Investors Service.
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INVESTMENT  COMPANIES  --  Because  Series  I may  invest  in  other  investment companies in order to gain exposure to a foreign securities market, it will incur its pro rata share of the underlying investment companies' expenses to the extent it pursues its investment objective in this manner. In addition, the Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally. Series O may also invest in other investment companies.

ADDITIONAL INFORMATION -- For more information about the investment program of the Series, including additional information about the risks of certain types of investments, please see the "Investment Policies and Management Practices" section of the prospectus.

PAST PERFORMANCE

The charts and tables on the following pages provide some indication of the risks of investing in Series O by showing changes in the Series' performance from year to year and by showing how the Series' average annual total returns have compared to those of broad measures of market performance. (Performance figures are not yet available for Series I as it was not available for purchase until April 30, 1999.) The performance figures on the following pages do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of the Series are available only through the purchase of such products. As with all mutual funds, past performance is not a prediction of future results.

================================================================================
                         SERIES O (EQUITY INCOME SERIES)

================================================================================

1989    1990    1991    1992    1993    1994    1995     1996     1997     1998
----    ----    ----    ----    ----    ----    ----     ----     ----     ----
N/A     N/A     N/A     N/A     N/A     N/A     N/A      20.0%    28.4%    9.0%

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HIGHEST AND LOWEST RETURNS
(QUARTERLY 1995-1998)
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                                                       QUARTER ENDED
Highest................................    11.3%       June 30, 1997
Lowest.................................    -7.6%     September 30, 1998
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AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 1998)
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                                           PAST           LIFE OF SERIES
                                          1 YEAR          (SINCE 6/1/95)
Series O...............................     9.0%              20.7%
S&P 500................................    28.6%              28.7%
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INVESTMENT MANAGER

Security Management Company, LLC, 700 SW Harrison Street, Topeka, Kansas 66636, is the Series' Investment Manager. On December 31, 1998, the aggregate assets of all of the mutual funds under the investment management of the Investment Manager were approximately $5.5 billion.

The Investment Manager has engaged Bankers Trust Company, One Bankers Trust Plaza, New York, New York 10006, to provide investment advisory services to Series I. Bankers Trust was founded in 1903 and manages over $300 billion in assets.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. These past events led to a guilty plea by Bankers Trust, but did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York.

The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order. As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to Series I.

The Investment Manager has engaged T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series O. T. Rowe Price was founded in 1937. As of December 31, 1998, T. Rowe Price and its affiliates managed approximately $148 billion in investments for approximately 7 million individual and institutional accounts.

The Series have applied to the Securities and Exchange Commission ("SEC") for an exemptive order from the Investment Company Act of 1940 that will, if granted, permit the Series and the Investment Manager to enter into and materially amend sub-advisory agreements with new or existing sub-advisers without the agreements or amendments being approved by shareholders. However, this order would not apply to sub-advisory agreements with an affiliate of the Investment Manager. If this order is obtained, the Series or the Investment Manager could terminate a sub-advisory agreement with an existing sub-adviser and engage a new sub-adviser, or materially amend a sub-advisory agreement, without shareholder approval of the new sub-advisory agreement or the amendment.

In order for the Series to enter into and amend sub-advisory agreements without shareholder approval, the Series and the Investment Manager must not only receive an order from the SEC, but the shareholders of the Series must also initially approve this method of operation. However, shareholder approval of this method of operation may not be necessary for Series I as the sole initial shareholder of that Series has approved this method of operation. Therefore, Series I could be operated under the method of operation described above upon effectiveness of the exemptive order.

There can be no assurance that the exemptive order will be issued by the SEC. It is anticipated that if the exemptive order is granted, notice to shareholders would be required of new sub-advisory agreements or material amendments to sub-advisory agreements. Any material change to the investment advisory agreement between the Series and the Investment Manager would not be subject to the exemptive order, and therefore, would still require shareholder approval.

MANAGEMENT FEES -- The following chart shows the investment management fees paid by each Series during the last fiscal year, except as otherwise indicated.

               --------------------------------------------------
               MANAGEMENT FEES
               (expressed as a percentage of average net assets)
               --------------------------------------------------
               Series I*..................................  1.10%
               Series O...................................  1.00%
               --------------------------------------------------
               *This Fund was not available until April 30, 1999.
               --------------------------------------------------

The Investment Manager may waive its management fee to limit the total operating expenses of a Series to a specified level. The Investment Manager also may reimburse expenses of the Series from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

PORTFOLIO MANAGERS -- MICHAEL LEVY, Managing Director of Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in May 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1993. Mr. Levy is Bankers Trust's International Equity Strategist and is head of the international equity team. He has served in each of these capacities since 1993. The international equity team is responsible for the day-to-day management of the Fund as well as other international equity portfolios managed by Bankers Trust. Mr. Levy's experience prior to joining Bankers Trust includes senior equity analyst with Oppenheimer & Company, as well as positions in investment banking, technology and manufacturing enterprises. He has 27 years of business experience, of which seventeen years have been in the investment industry.

ROBERT REINER, Principal at Bankers Trust, has been co-lead manager of Series I (International Series) since its inception in May 1999. He has been a portfolio manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. At Bankers Trust, he has been involved in developing analytical and investment tools for the group's international equity team. His primary focus has been on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens & Clark from 1993 to 1994. He previously served as Senior Analyst at Sanford C. Bernstein & Co. from 1991 to 1992, and was instrumental in the development of Bernstein's International Value Fund. Mr. Reiner spent more than nine years at Standard & Poor's Corporation, where he was a member of its international ratings group. His tenure included managing the day-to-day operations of the Standard & Poor's Corporation Tokyo office for three years.

BRIAN C. ROGERS, Director, Managing Director and Portfolio Manager for T. Rowe Price, has managed Series O (Equity Income Series) since its inception in 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

JULIE WANG, Principal at Bankers Trust, has been co-manager of Series I (International Series) since its inception in May 1999. She has been a manager of other investment products with similar investment objectives since joining Bankers Trust in 1994. Ms. Wang has primary focus on the Asia-Pacific region and the Fund's emerging market exposure. Prior to joining Bankers Trust, Ms. Wang was an investment manager at American International Group, where she assisted in the management of $7 billion of assets in Southeast Asia, including private and listed equities, bonds, loans and structured products. Ms. Wang received her B.A. (economics) from Yale University and her M.B.A. from the Wharton School.

YEAR 2000 COMPLIANCE -- Like other mutual funds, as well as other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Investment Manager, and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact the management services provided to the Fund by the Investment Manager, as well as transfer agency, accounting, custody, distribution and other services provided to the Fund and its shareholders.

The Investment Manager has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. The Investment Manager considers a system "Year 2000 Compliant" when it is able to correctly process, provide and/or receive data before, during and after the Year 2000. The Investment Manager's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations;
(2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Investment Manager has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing commenced in early 1998 and will extend through year end 1999.

Although the Investment Manager has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent the Investment Manager is relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Investment Manager at this time but could have a material adverse impact on the operations of the Fund and the Investment Manager.

The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. Moreover, it is possible that foreign companies and markets (especially emerging markets) will not be as prepared for the Year 2000 Problem as domestic companies and markets. To the extent that a Series invests in foreign or emerging markets, its returns could be adversely effected. However, the Fund and the Investment Manager are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities (foreign or domestic) held by the Fund.

PURCHASE AND REDEMPTION OF SHARES

Security Benefit Life Insurance Company purchases shares of the Series for its variable annuity and variable life insurance separate accounts. Security Benefit buys and sells shares of the Series at the net asset value per share (NAV) next determined after it submits the order to buy or sell. A Series' NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

The Fund may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each Series pays its shareholders dividends from net investment income, and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

You may purchase shares of the Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company. The prospectus for such variable annuity or variable life insurance contract describes the federal tax consequences of your purchase or sale of the contract.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (NAV) of each Series is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Series' NAV is generally based upon the market value of securities held in the Series' portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by each Fund's Board of Directors.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series does not price its shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

GENERAL INFORMATION

CONTRACTOWNER INQUIRIES -- If you have questions concerning your account or wish to obtain additional information, you may write to SBL Fund, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or call (785) 431-3127 or 1-800-888-2461, extension 3127.

INVESTMENT POLICIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Series may hold in their portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have a significantly greater impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the Series' other investments. Portfolio Managers have considerable leeway in choosing investment strategies and selecting securities they believe will help a Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program.

The Series are subject to certain investment policy limitations referred to as "fundamental policies." The fundamental policies can not be changed without shareholder approval. Some of the more important fundamental policies are that each Series will not:

* with respect to 75% of its total assets, invest more than 5% of the value of its assets in any one issuer other than the U.S. Government or its instrumentalities

*  purchase more than 10% of the outstanding voting securities of any one issuer

*  invest 25% or more of its total assets in any one industry.

The full text of each Series' fundamental policies are included in the Statement of Additional Information.

The following pages describe some of the investments which may be made by the Series, as well as some of their management practices.

CONVERTIBLE SECURITIES AND WARRANTS -- The Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

FOREIGN SECURITIES -- The Series may invest in foreign securities. Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

EMERGING MARKETS -- Series I may invest in emerging markets foreign securities. The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets.

For these and other reasons, investments in emerging markets are often considered speculative.

SMALLER COMPANIES -- Series I may invest in small- or medium-sized companies. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

RESTRICTED SECURITIES -- The Series may invest in restricted securities that are eligible for resale under Rule 144A of the Securities Act of 1933. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, restricted securities are not registered with the SEC. Although restricted securities which are eligible for resale under Rule 144A may be readily sold to qualified buyers, there may not always be a market for them and their sale may involve substantial delays and additional costs.

LOWER RATE DEBT SECURITIES -- The Series may invest in higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

FUTURES AND OPTIONS -- The Series may utilize futures contracts, options on futures and may purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. The Series may also engage in forward foreign currency transactions. These instruments may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID INSTRUMENTS -- Series O may invest in certain hybrid instruments. These instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The Series may purchase and sell securities on a "when issued," "forward commitment" or "delayed delivery" basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss.

CASH RESERVES -- The Series may establish and maintain reserves as the Investment Manager or relevant Sub-Adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes. Such reserves may include domestic, and foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements.

SHARES OF OTHER INVESTMENT COMPANIES -- The Series may invest in shares of other investment companies. A Series' investment in shares of other investment companies may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

BORROWING -- The Series may borrow money as a temporary measure or for emergency purposes and for other purposes consistent with the Series' investment objective and program. Such borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The financial highlights table is intended to help you understand certain of Series O's financial performance during the past five years, or the period since commencement. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in its annual report, which is available upon request. Information for Series I is not included as it was not available for purchase until April 30, 1999.

------------------------------------------------------------------------------------------------------------------------------------
SERIES O
------------------------------------------------------------------------------------------------------------------------------------

                                                                           FISCAL YEAR ENDED DECEMBER 31
                                                                 --------------------------------------------------
                                                                   1998          1997          1996      1995(A)(C)
                                                                   ----          ----          ----      ----------
PER SHARE DATA
Net asset value beginning of period..........................     $17.62        $14.01        $11.70        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).................................       0.29          0.19          0.17          0.17
Net gain (loss) on securities (realized & unrealized)........       1.30          3.77          2.17          1.53
                                                                   -----         -----         -----         -----
Total from investment operations.............................       1.59          3.96          2.34          1.70

LESS DISTRIBUTIONS
Dividends (from net investment income).......................      (0.25)        (0.14)        (0.03)          ---
Distributions (from capital gains)...........................      (0.61)        (0.21)          ---           ---
                                                                   -----         -----         -----         -----
Total distributions..........................................      (0.86)        (0.35)        (0.03)          ---
                                                                   -----         -----         -----         -----
Net asset value end of period................................     $18.35        $17.62        $14.01        $11.70
                                                                   =====         =====         =====         =====
Total return (b).............................................        9.0%         28.4%         20.0%        17.0%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands).........................    $204,070      $150,391       $62,377      $13,528
Ratio of expenses to average net assets......................       1.08%         1.09%         1.15%        1.40%
Ratio of net investment income (loss) to average net assets..       1.93%         2.31%         2.62%         3.0%
Portfolio turnover rate......................................         20%           21%           22%           3%
------------------------------------------------------------------------------------------------------------------------------------

(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.

(c) Series O was initially capitalized on June 1, 1995 with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

FOR MORE INFORMATION

--------------------------------------------------------------------------------
BY TELEPHONE -- Call 1-800-888-2461.

BY MAIL -- Write to:
Security Management Company, LLC
700 SW Harrison
Topeka, KS 66636-0001

ON THE INTERNET -- Reports and other information about the Fund can be viewed online or downloaded from:

SEC:  http://www.sec.gov

SMC, LLC:  http://www.securitybenefit.com

Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.
--------------------------------------------------------------------------------

The Fund's prospectus is to be used with the attached variable annuity or variable life insurance product prospectus. The Series of the Fund correspond to certain of the subaccounts offered in such prospectus.

ANNUAL/SEMI-ANNUAL REPORT -- Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION -- The Fund's Statement of Additional Information and the Fund's annual or semi-annual report are available, without charge upon request by calling the Fund's toll-free telephone number 1-800-888-2461, extension 3127. Shareholder inquiries should be addressed to SMC, LLC, 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling the Fund's toll-free telephone number listed above. The Fund's Statement of Additional Information is incorporated into this prospectus by reference.

The Fund's Investment Company Act file number is listed below:

              SBL Fund.................................. 811-02753